UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 12, 2018
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Since third quarter 2012, Customers Bancorp, Inc. (the "Company") classified its commercial mortgage warehouse lending activities as held for sale on its consolidated balance sheets as a result of a fair value option election and reported the cash flows used in and provided by these lending activities as operating activities on its consolidated statements of cash flows. The Company believed these classifications were appropriate given the short-term nature of the transactions, which are originated and repaid within approximately 20 days, the highly liquid nature of the transactions, and the fact that the related loan balances are reported at their fair value, all of which are characteristics of a trading portfolio.  Under existing accounting literature, cash flows provided by and used in trading activities are appropriately reported as operating activities on the consolidated statements of cash flows.  Additionally, because these loans are reported at their fair value and are not evaluated for impairment and have no allowance for loan losses, the Company believed the held-for-sale classification was more appropriate than the held-for-investment classification.

The Company has regularly evaluated its classification of these loans, including reviewing industry practices and applicable accounting literature, and also has taken into account its fair value option election.  Based on these evaluations, the Company believed its classification of these loans as held for sale was appropriate under the circumstances.  In preparing its interim consolidated financial statements for third quarter 2018, the Company determined, in consultation with its independent registered public accounting firm, BDO USA, LLP ("BDO"), that based on further review of current industry practices, guidance from the Office of Comptroller of the Currency, and applicable accounting literature, its commercial mortgage warehouse loans should be classified as held for investment rather than held for sale, as had been previously presented in the Company's consolidated financial statements. During management's most recent review of industry practice, Customers observed comparable commercial banks with similar classification errors over the past few years and noted that these errors were corrected in the period in which they were identified without restatement of previously issued financial statements. Similarly, Customers initially considered that its consolidated financial statements were not materially misstated because of significant qualitative considerations, as described below, and management initially planned to correct the previously issued financial statements in its quarterly report on Form 10-Q for the quarterly period ended September 30, 2018.

Qualitatively, management considered that these misclassifications had no effect on total cash balances, total loans, the allowance for loan losses, total assets, total capital, regulatory capital ratios, net interest income, net interest margin, net income to shareholders, basic or diluted earnings per share, return on average assets, return on average equity, the efficiency ratio, asset quality ratios or any other key performance metric, including non-GAAP performance metrics, that the Company routinely discusses with analysts and investors.  Management also considered that restated financial statements do not provide the users with new or additional information, although the placement of the disclosure will be in the footnote accompanying the consolidated financial statements related to loans held for investment and allowance for loan losses rather than the footnote related to loans held for sale. Customers has historically included transparent disclosures in its quarterly and annual reports since third quarter 2012 clearly describing the nature of these transactions, appropriately characterizing them as commercial loans to mortgage banking businesses, and not consumer residential mortgage loans, clearly describing how they work operationally, and visibly outlining in its significant accounting policies that these mortgage warehouse lending transactions were classified as held for sale on the consolidated balance sheets and reported as operating activities on the consolidated statements of cash flows.

The Audit Committee (the "Audit Committee") of the Board of Directors of the Company and management, after further review and consideration determined that the best course of action was the most conservative approach. Accordingly, on November 12, 2018, the Audit Committee, after further discussion with management and BDO, determined that the Company's previously issued consolidated financial statements as of and for the years ended December 31, 2017, 2016 and 2015, the related report of BDO included in the Company's Annual Report on Form 10-K for the period ended December 31, 2017, and interim consolidated financial statements as of and for the three months ended March 31, 2018 and 2017 and the three and six months ended June 30, 2018 and 2017 (collectively, the "Affected Periods"), should no longer be relied upon because of misclassifications of cash flow activities associated with the Company's commercial mortgage warehouse lending activities between operating and investing activities on its consolidated statements of cash flows because the related loan balances were incorrectly classified as held for sale rather than held for investment on its consolidated balance sheets.

The Company intends to file an amended Annual Report on Form 10-K for the year ended December 31, 2017 and amended Quarterly Reports on Form 10-Q for the three months ended March 31, 2018 and the three and six months ended June 30, 2018 to present the restated financial statements and related disclosures as soon as practicable.

In connection with the restatement, management has determined that a material weakness existed in the Company's internal control over financial reporting solely with respect to the misclassification of cash flows associated with the Company's commercial mortgage warehouse lending activities between operating and investing activities on its consolidated statements of cash flows because the related loan balances were incorrectly classified as held for sale rather than held for investment. As a result, the Company's chief executive officer and chief financial officer have concluded that the Company's disclosure controls and procedures were not effective at the reasonable assurance level as of December 31, 2017, and the Company's management has concluded that its internal control over financial reporting was not effective as of December 31, 2017.  The Company's plan to remediate the material weakness will be described in its Quarterly Report on Form 10-Q for the three and nine month periods ended September 30, 2018 and amended filings.

As a result of the material weakness, BDO's report on the Company's internal controls over financial reporting as of December 31, 2017 should no longer be relied upon.

The Audit Committee has discussed the matters disclosed in this Item 4.02 with BDO.

This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Statements preceded by, followed by, or that include the words "may," "could," "should," "pro forma," "looking forward," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond the Company's control). These risks and uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company's ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for the Affected Periods and/or additional historical periods, and the time required to complete the amended Annual Report on Form 10-K and amended Quarterly Reports on Form 10-Q.  All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.'s filings with the Securities and Exchange Commission.  The Company does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Company or by or on behalf of Customers Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date: November 13, 2018